               AmeriCredit Automobile Receivables Trust 1998-A
                      Class A-1 5.560% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 5.880% Asset Backed Notes
                      Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 17, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:        03/01/98
Monthly Period Ending:           03/31/98


I.       MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

         A.       Beginning of period Aggregate Principal Balance                                                     $323,236,090
                                                                                                                    --------------

         B.       Purchase of Subsequent Receivables                                                                    34,999,652
                                                                                                                    --------------

         C.       Monthly Principal Amounts

                 (1)  Collections on Receivables outstanding
                        at end of period                                                                  9,594,088
                                                                                                     --------------
                 (2)  Collections on Receivables paid off
                        during period                                                                     1,491,921
                                                                                                     --------------
                 (3)  Receivables becoming Liquidated Receivables
                        during period                                                                       509,366
                                                                                                     --------------
                 (4)  Receivables becoming Purchased Receivables
                        during period
                                                                                                     --------------
                 (5)  Cram Down Losses occurring during period
                 (6)  Other Receivables adjustments                                                           2,359
                                                                                                     --------------
                 (7)  Less amounts allocable to Interest                                                 (5,437,036)
                                                                                                     --------------

              Total Monthly Principal Amounts                                                                            6,160,698
                                                                                                                    --------------

         D.   End of period Aggregate Principal Balance                                                               $352,075,044
                                                                                                                    --------------
                                                                                                                    --------------

         E.   Pool Factor                                                                                                97.798820%
                                                                                                                    --------------
                                                                                                                    --------------


II.      MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                      Class A-1        Class A-2        Class A-3        TOTAL
                                                                      ---------        ---------        ---------        -----
         A.       Beginning of period Note Balance                    $94,243,370     $200,000,000     $128,000,000   $422,243,370
                                                                    -------------   --------------   --------------  -------------
         B.       Noteholders' Principal Distributable Amount           6,160,698                0                0      6,160,698
         C.       Noteholders' Accelerated Principal Amoun              2,568,399                0                0      2,568,399
         D.       Accelerated Payment Amount Shortfall                     46,148                0                0         46,148
         E.       Note Prepayment Amount                                        0                0                0              0
         F.       Deficiency Claim Amount                                       0                0                0              0
                                                                    -------------   --------------   --------------  -------------

         G.       End of period Note Balance                          $85,468,125     $200,000,000     $128,000,000   $413,468,125
                                                                    -------------   --------------   --------------  -------------
                                                                    -------------   --------------   --------------  -------------

         H.       Note Pool Factors                                     88.111469%      100.000000%      100.000000%     97.286618%
                                                                    -------------   --------------   --------------  -------------
                                                                    -------------   --------------   --------------  -------------


                                         1


III.     RECONCILIATION OF PRE-FUNDING ACCOUNT:

         A.       Beginning of period Pre-Funding Account balance                                                     $100,000,375
                                                                                                                     -------------
         B.       Purchase of Subsequent Receivables                                                    (34,999,652)
                                                                                                      -------------
         C.       Investment Earnings                                                                       216,541
                                                                                                      -------------
         D.       Investment Earnings Transfer to Collections Account                                      (216,541)
                                                                                                      -------------
         E.       Payment of Mandatory Prepayment Amount                                                          0
                                                                                                      -------------
                                                                                                                       (34,999,652)
                                                                                                                     -------------
         F.       End of period Pre-Funding Account balance                                                            $65,000,723
                                                                                                                     -------------
                                                                                                                     -------------

IV.      CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

         A.       Total Monthly Principal Amounts                                                                       $6,160,698
                                                                                                                     -------------
         B.       Required Pro-forma Security Balance                                                   375,368,190
                                                                                                      -------------
         C.       Pro-forma Security Balance (Assuming 100% Paydown of Total
                     Monthly Principal Amounts)                                                         416,082,672
                                                                                                      -------------
         D.       Step-down Amount  (B. - C.)                                                                                    0
                                                                                                                     -------------
         E.       Principal Distributable Amount  (A.- D.)                                                              $6,160,698
                                                                                                                     -------------
                                                                                                                     -------------


V.       RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

         A.       Beginning of period Capitalized Interest  Account balance                                               $416,669
                                                                                                                     -------------

         B.       Monthly Capitalized Interest Amount                                                      (291,629)
                                                                                                      -------------

         C.       Investment Earnings                                                                         1,960
                                                                                                      -------------

         D.       Investment Earnings Transfer to Collections Account                                        (1,960)
                                                                                                      -------------

         E.       Payment of Overfunded Capitalized Interest Amount                                               0
                                                                                                      -------------

         F.       Payment of Remaining Capitalized Interest Account                                               0
                                                                                                      -------------
                                                                                                                          (291,629)
                                                                                                                     -------------
         G.       End of period Capitalized Interest Account balance                                                      $125,040
                                                                                                                     -------------
                                                                                                                     -------------

VI.      RECONCILIATION OF COLLECTION ACCOUNT:

         A.       Available Funds:

              (1)     Collections on Receivables during period
                         (net of Liquidation Proceeds)                                                  $11,086,009
                                                                                                      -------------
              (2)      Liquidation Proceeds collected
                         during period                                                                       56,308
                                                                                                      -------------
              (3)      Purchase Amounts deposited in Collection
                         Account
              (4) (a)     Investment Earnings - Collection Account                                           25,131
                                                                                                      -------------
                    (b)   Investment Earnings - Transfer From Prefunding Account                            216,541
                                                                                                      -------------
                    (c)   Investment Earnings - Transfer From Capitalized Interest Account                    1,960
                                                                                                      -------------
              (5)       Collection of Supplemental Servicing Fees
                    (a)       Extension Fees                                                                    692
                                                                                                      -------------
                    (b)       Repo and Recovery Fees Advanced                                                 3,709
                                                                                                      -------------
                    (c)       Other Fees                                                                     14,239
                                                                                                      -------------
              (6)       Monthly Capitalized Interest Amount                                                 291,629
                                                                                                      -------------
              (7)       Mandatory Prepayment Amount

              Total Available Funds                                                                                     11,696,218
                                                                                                                     -------------

         B.   Distributions:

              (1)      Base Servicing Fee and Supplemental Servicing Fees
                    (a)       Base Servicing Fee                                                            669,453
                                                                                                      -------------
                    (b)       Repo and Recovery Fees                                                          3,709
                                                                                                      -------------
                    (c)       Other Fees                                                                     14,239
                                                                                                      -------------
              (2)      Agent fees                                                                             2,239
                                                                                                      -------------
              (3)      Noteholders' Interest Distributable Amount
                               (a)        Class A - 1                                                       465,772
                                                                                                      -------------
                               (b)        Class A - 2                                                     1,032,444
                                                                                                      -------------
                               (c)        Class A - 3                                                       627,200
                                                                                                      -------------

              (4)      Noteholders' Principal Distributable Amount
                               (a)        Class A - 1                                                     6,160,698
                                                                                                      -------------
                               (b)        Class A - 2                                                             0
                                                                                                      -------------
                               (c)        Class A - 3                                                             0
                                                                                                      -------------

              (5)      Security Insurer Premiums                                                            152,065
                                                                                                      -------------

              Total distributions                                                                                        9,127,819
                                                                                                                     -------------


         C.         Excess Available Funds  (or Deficiency Claim Amount)                                                 2,568,399
                                                                                                                     -------------

         D.         Noteholders' Accelerated Principal Amount                                                           (2,568,399)
                                                                                                                     -------------

         E.         Deposit to Spread Account                                                                                   $0

                                                                                                                     -------------
                                                                                                                     -------------
                                         2


VlI.     CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

         A.         Excess Available Funds  (VI.C.)                                                      $2,568,399
                                                                                                      -------------
         B.         Pro Forma Security Balance    (II.A.-II.B.)                                         416,082,672
                                                                                                      -------------
         C.         Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                          375,368,190
                                                                                                      -------------
         D.         Excess of Pro Forma Balance over Required Balance   (B. - C.)                        40,714,482
                                                                                                      -------------
         E.         End of Period  Class A-1 Note Balance (before accel. payments)                       88,082,672
                                                                                                      -------------
         F.         Greater of D. or E.                                                                  88,082,672
                                                                                                      -------------
         G.         Accelerated Principal Amount  (lesser of  A. or F.)                                                 $2,568,399
                                                                                                                     -------------

VIII.    CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

         A.         Pro Forma Security Balance                                                         $416,082,672
                                                                                                      -------------
         B.         Required Pro Forma Security Balance                                                 375,368,190
                                                                                                      -------------
         C.         Excess of Pro Forma Balance over Required Balance   (A. - B.)                        40,714,482
                                                                                                      -------------
         D.         End of Period  Class A-1 Note Balance (before accel. payments)                       88,082,672
                                                                                                      -------------
         E.         Greater of C. or D.                                                                  88,082,672
                                                                                                      -------------
         F.         Excess Available Funds  (VI.C.)                                                       2,568,399
                                                                                                      -------------
         G.         Investment Earnings on Collection Account                                                25,131
                                                                                                      -------------
         H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                                   $85,539,404
                                                                                                                     -------------

IX.      RECONCILIATION OF SPREAD ACCOUNT:

         A.       Beginning of period Spread Account balance                                                            $9,749,989
                                                                                                                     -------------

         B.       Additions to Spread Account
              (1)       Deposits from Collections Account    (VI. E.)                                             0
                                                                                                      -------------
              (2)       Investment Earnings                                                                  46,147
                                                                                                      -------------
              (3)       Deposits Related to Subsequent Receivables Purchases                              1,049,990
                                                                                                      -------------

              Total Additions                                                                                            1,096,137
                                                                                                                     -------------

         C.       Less Deficiency Claim Amount
                                                                                                                     -------------

         D.       Spread Account balance available for  withdrawals                                                     10,846,126
                                                                                                                     -------------

         E.       Requisite Amount of Spread Account
                (1)       Initial Spread Account Deposit                                                 $9,749,989
                                                                                                      -------------
                (2)       Subsequent Spread Account Deposits                                              1,049,990
                                                                                                      -------------
                (3)       Total Initial & Subsequent Spread Account Deposits (1)+(2)                     10,799,978
                                                                                                      -------------
                (4)       $100,000                                                                          100,000
                                                                                                      -------------
                (5)       2% of Original Pool Balance (total deliveries)                                  7,199,986
                                                                                                      -------------
                (6)       End of period Note Balance (before accel. principal shortfall calc)           413,514,273
                                                                                                      -------------
                (7)       Lesser of (5) or (6)                                                            7,199,986
                                                                                                      -------------
                (8)       Floor Amount Greater of (4) or (7)                                              7,199,986
                                                                                                      -------------
                (9)       Aggregate Principal Balance                                                   352,075,044
                                                                                                      -------------
              (10)       End of period Note Balance (before accel. principal shortfall calc)            413,514,273
                                                                                                      -------------
              (11)      Line (9) less line (10)                                                         (61,439,229)
                                                                                                      -------------
              (12)      OC level     (11) / (9)                                                              -17.45%
                                                                                                      -------------
              (13)      13% less OC level, if OC level is greater than 10%                                     n/a
                                                                                                      -------------
              (14)      If OC level is equal to or greater than 10%, Percent in (13) x End of
                                  Period Aggregate Principal Balance                                           n/a
                                                                                                      -------------
              (15)      If OC level is less than 10%, 3% of Original Pool Balance (total
                                  deliveries)                                                            10,799,978
                                                                                                      -------------
              (16)       15% of end of period Aggregate Principal Balance if Trigger Date                      n/a
                                                                                                      -------------

              Requisite Amount of Spread Account (either (3), (8), (14), (15), or (16) as applicable)                   10,799,978
                                                                                                                     -------------

         F.       Withdrawals from Spread Account
              (1)       Priority Second through Third
              (2)       Priority Fourth - Accelerated Payment Amount Shortfall            85,539,404
                                                                                       -------------  -------------
                            Accelerated Payment Amount Shortfall in Excess of Requisite Amount               46,148
                                                                                                      -------------
              (3)       Priority Fifth through Sixth
                                                                                                      -------------
              (4)       Priority Seventh - to Servicer
                                                                                                      -------------

              Total withdrawals                                                                                             46,148
                                                                                                                     -------------


         G.       End of period Spread Account balance                                                                 $10,799,978
                                                                                                                     -------------


                                         3


X.       MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

         A.       Beginning of period number of Receivables                                                                 26,152
                                                                                                                     -------------

         B.       Number of Subsequent Receivables Purchased                                                                 2,831
                                                                                                                     -------------

         C.       Number of Receivables becoming Liquidated
                         Receivables during period                                                                              40
                                                                                                                     -------------

         D.       Number of Receivables becoming Purchased
                         Receivables during period
                                                                                                                     -------------

         E.       Number of Receivables paid off during period                                                                 130
                                                                                                                     -------------

         F.       End of period number of Receivables                                                                       28,813
                                                                                                                     -------------
                                                                                                                     -------------


XI.      STATISTICAL DATA:

         A.       Weighted Average APR of the Receivables                                                                    19.20%
                                                                                                                     -------------

         B.       Weighted Average Remaining Term of the Receivables                                                         53.89
                                                                                                                     -------------

         C.       Average Receivable Balance                                                                               $12,219
                                                                                                                     -------------

         D.       Aggregate Realized Losses                                                                               $618,891
                                                                                                                     -------------




By:
          -------------------------------------------------
Name:     Preston A. Miller
          -------------------------------------------------
Title:    Senior Vice President and Treasurer
          -------------------------------------------------
Date:     April 2, 1998
          -------------------------------------------------

               AmeriCredit Automobile Receivables Trust 1998-A
                      Class A-1 5.560% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 5.880% Asset Backed Notes
                            Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 17, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Begin   03/01/98
Monthly Period Endin   03/31/98


I.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                    Class A-1        Class A-2        Class A-3        TOTAL
                                                                    ---------        ---------        ---------        -----
      A.       Preliminary End of period Note Balance               $85,468,125     $200,000,000     $128,000,000   $413,468,125
                                                                   ------------     ------------     ------------   ------------
      B.       Deficiency Claim Amount                                        0                0                0              0

      C.       End of period Note Balance                           $85,468,125     $200,000,000     $128,000,000   $413,468,125
                                                                   ------------     ------------     ------------   ------------
                                                                   ------------     ------------     ------------   ------------

      D.       Note Pool Factors                                      88.111469%      100.000000%      100.000000%     97.286618%
                                                                   ------------     ------------     ------------   ------------
                                                                   ------------     ------------     ------------   ------------


II.   RECONCILIATION OF SPREAD ACCOUNT:

      A.       Preliminary End of period Spread Account balance                                                      $10,799,978
                                                                                                                    ------------

      B.       Priority First - Deficiency Claim Amount from preliminary certificate                                           0
                                                                                                                    ------------

      C.       End of period Spread Account balance                                                                  $10,799,978
                                                                                                                    ------------

X.          PERFORMANCE TESTS:

      A.   Delinquency Ratio
           (1)      Receivables with Scheduled Payment
                       delinquent more than 60 days
                       at end of period                                                                  $692,778
                                                                                                     ------------
           (2)      Purchased Receivables with Scheduled
                       Payment delinquent more than 60
                       days at end of period
                                                                                                     ------------
           (3)      Beginning of period Principal Balance                                             358,235,742
                                                                                                     ------------
           (4)      Delinquency Ratio (1)+(2) divided by (3)                                                                0.19%
                                                                                                                    ------------
           (5)      Previous Monthly Period Delinquency Ratio                                                               0.00%
                                                                                                                    ------------
           (6)      Second previous Monthly Period Delinquency Ratio                                                        0.00%
                                                                                                                    ------------
           (7)      Average Delinquency Ratio (4)+(5)+(6)
                       divided by 3                                                                                         0.06%
                                                                                                                    ------------
           (8)      Compliance (Delinquency Test Failure is a
                       Delinquency Ratio equal to or greater than 5.00%)                                                  yes
                                                                                                                    ------------

                                        1

      B.   Cumulative Default Rate
           (1)      Defaulted Receivables in Current Period                                              $824,529
                                                                                                     ------------
           (2)      Cumulative Defaulted Receivables Including
                       Defaulted Receivables in Current Period                                            990,362
                                                                                                     ------------
           (3)      Original Pool Balance                                                             359,999,277
                                                                                                     ------------
           (4)      Cumulative Default Rate (2) divided by (3)                                                              0.28%
                                                                                                                    ------------
           (5)      Compliance (Default Test Failure is a Cumulative
                       Default Rate equal to or greater than 5.26%.)                                                      yes
                                                                                                                    ------------


      C.   Cumulative Net Loss Rate
           (1)      Receivables becoming Liquidated Receivables during period                            $509,366
                                                                                                     ------------
           (2)      Purchased Receivables with Scheduled
                       Payment delinquent more than 30 days at end of period                         ------------
           (3)      Cram Down Losses occurring during period                                         ------------
           (4)      Liquidation Proceeds collected during period                                          (56,308)
                                                                                                     ------------
           (5)      Net Losses during period (1)+(2)+(3)-(4)                                              453,058
                                                                                                     ------------
           (6)      Net Losses since Initial Cut-off Date (Beginning of Period)                           165,833
                                                                                                     ------------
           (7)      50% of Receivables with Scheduled Payment delinquent
                       more than 90 days at end of period                                                   8,187
                                                                                                     ------------
           (8)      Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing D   425,000,000
                                                                                                     ------------
           (9)      Cumulative Net Loss Rate (5)+(6)+(7)
                       divided by (8)                                                                                       0.15%
                                                                                                                    ------------
           (10)     Compliance (Net Loss Test Failure is a
                       Net Loss Rate equal to or greater than 3.01%.)                                                     yes
                                                                                                                    ------------


      D.   Extension Rate
           (1)      Principal Balance of Receivables extended during current period                       123,741
                                                                                                     ------------
           (2)      Beginning of Period Aggregate Principal Balance                                   358,235,742
                                                                                                     ------------
           (3)      Extension Rate (1) divided by (2)                                                                       0.03%
                                                                                                                    ------------
           (4)      Previous Monthly Extension Rate                                                                         0.04%
                                                                                                                    ------------
           (5)      Second previous Monthly Extension Rate                                                                  0.00%
                                                                                                                    ------------
           (6)      Average Extension Rate (3)+(4)+(5)
                       divided by 3                                                                                         0.02%
                                                                                                                    ------------
           (7)      Compliance (Extension Test Failure is an
                       Extension Rate equal to or greater than 4%.)                                                        yes
                                                                                                                    ------------

XI.         DELINQUENCY:

      A.    Receivables with Scheduled Payment delinquent
           (1)      31-60 days                                                   #           702       $8,852,381           2.47%
                                                                                    ------------     ------------   ------------
           (2)      61-90 days                                                                51          676,404           0.19%
                                                                                    ------------     ------------   ------------
           (3)      over 90 days                                                               1           16,374           0.00%
                                                                                    ------------     ------------   ------------

           Receivables with Scheduled Payment delinquent
               more than 30 days at end of period                                            754       $9,545,159           2.66%
                                                                                    ------------     ------------   ------------
                                                                                    ------------     ------------   ------------




By:
           --------------------------------------------
Name:      Preston A. Miller
           --------------------------------------------
Title:     Senior Vice President and Treasurer
           --------------------------------------------
Date:      April 3, 1998
           --------------------------------------------


                                        2